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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 23, 1999

IMH ASSETS CORP. (as depositor under a Series 1999-1 Indenture, dated as of February 26, 1999, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 1999-1)


                                IMH ASSETS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-60707                   33-0705301
         ----------                 ---------                   ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


20371 Irvine Avenue
Santa Ana Heights,
California                                                        92707
----------                                                        -----
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122



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Item 5.  Other Events.
         ------------

         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for each of the years in the three year period ended December 31, 1997, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1998 and for the periods ending September 30, 1998 and September 30, 1997 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Securities and Exchange Commission on November 13, 1998), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                         Item 601(a) of
                         Regulation S-K
Exhibit No.              Exhibit No.              Description
-----------              -----------              -----------

1                        23                       Consent of KPMG LLP,
                                                  independent auditors of Ambac
                                                  Assurance Corporation with
                                                  respect to the IMH Assets
                                                  Corp. Collateralized
                                                  Asset-Backed Bonds, Series
                                                  1999-1




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IMH ASSETS CORP.


                                        By: /s/ Richard J. Johnson
                                            ------------------------------------
                                        Name:   Richard J. Johnson
                                        Title:  Chief Financial Officer


Dated: February 23, 1999





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                                 EXHIBIT INDEX


                 Item 601(a) of                                     Sequentially
Exhibit          Regulation S-K                                     Numbered
Number           Exhibit No.              Description               Page
------           -----------              -----------               ----

1                23                       Accountants' Consent      6